OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Supplement dated June 26, 2013 to the

Prospectus and Statement of Additional Information, both dated December 28, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Small Company Fund (the “Fund”), both dated December 28, 2012.

Effective July 1, 2013:

1. The table titled “Annual Fund Operating Expenses” and the footnotes that immediately follow it, on page 3 of the Prospectus, have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	0.99%	0.50%	None	None
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%	0.06%
Total Annual Fund Operating Expenses	1.26%	2.02%	2.01%	1.52%	1.02%	0.83%

* Expenses have been restated to reflect current fees.

2. The table under the section titled “Example,” on page 3 of the Prospectus, has been deleted in its entirety and replaced with the following:

If shares are redeemed:					If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$697	$954	$1,231	$2,019	$697	$954	$1,231	$2,019
Class B	$707	$940	$1,299	$1,990	$207	$640	$1,099	$1,990
Class C	$306	$637	$1,094	$2,361	$206	$637	$1,094	$2,361
Class N	$256	$484	$835	$1,826	$156	$484	$835	$1,826
Class Y	$105	$326	$566	$1,254	$105	$326	$566	$1,254
Class I	$85	$266	$462	$1,030	$85	$266	$462	$1,030

3. The section titled “The Transfer Agent,” on page 67 of the SAI, has been deleted in its entirety and replaced with the following:

The Transfer Agent. OFI Global Asset Management, Inc. is the Fund's Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund's Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown on the back cover.

June 26, 2013	PS0815.038